EATON VANCE TABS 1-to-10 YEAR LADDERED MUNICIPAL BOND FUND

Supplement to Prospectus dated June 1, 2017

The following changes are effective May 1, 2018:

1.       The following replaces “Portfolio Managers” under “Fund Summaries – Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund” in the Prospectus:

The portfolio managers of the Fund are part of Eaton Vance’s Tax-Advantaged Bond Strategies (“TABS”) division.

James H. Evans, (lead portfolio manager) Vice President of Eaton Vance, has managed the Fund since its inception in May 2015.

Brian C. Barney, Vice President of Eaton Vance, has managed the Fund since its inception in May 2015.

Christopher J. Harshman, Vice President of Eaton Vance, has managed the Fund since May 2018.

2.       The following replaces the fifth paragraph under in “Management and Organization” in the Prospectus:

Brian C. Barney and Christopher J. Harshman are members of the TABS 1-to-10 Year Laddered Fund management team. Mr. Barney has managed the Fund since commencement of operations in May 2015. Mr. Harshman has managed the Fund since May 2018. Both are Vice Presidents of Eaton Vance and have been employed by Eaton Vance for more than five years.

May 1, 2018	29000 5.1.18